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                                  EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
New Mexico and Arizona Land Company:

We consent to the use of our report incorporated herein by reference.


KPMG PEAT MARWICK LLP

Phoenix, Arizona
January 7, 1998